UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)     March 5, 2008

                           ON THE GO HEALTHCARE, INC.
           (Exact name of registrant as specified in its charter)

     DELAWARE                      333-61538                 98-0231687
  ----------------             --------------------    -------------------
  (State or Other                 (Commission          (IRS Employer
  Jurisdiction of                 File Number)           Identification
   Incorporation)                                            No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                    ----------------------------------------

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 6, 2006, we issued to Dutchess Private Equities Fund, L.P. a promissory note in the amount of $1,937,000 for a purchase price of $1,550,000. The note was due and payable in full on July 11, 2008. Other than the $387,000 discount inherent in the purchase price, the note was non-interest bearing.
The note was to be repaid in payments of $60,000 U.S. per month for the first seven months and $126,500 U.S. per month for the remaining months until the note was paid in full. In connection with the note, we issued
400,000 shares of restricted common stock as incentive shares.

On March 5, 2008, we agreed to amend the terms of the note. Pursuant to the terms of the amended note, payments made by us in satisfaction of the note will be in shares of our common stock, which we will issue to Dutchess on the tenth calendar day of each month until our obligations under the note have been satisfied in full. Each payment will be convertible at eighty percent of the lowest closing best bid prices of our common stock for the ten trading days prior to the payment due date. The maturity date of the note remains the same. As of March 5, 2008, we owed $632,500 on the note.

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The foregoing description of the terms and conditions of the promissory note is qualified in its entirety by, and made subject to, the more complete information set forth in the Convertible Promissory Note filed as Exhibit 4.29, to the Form 10-KSB filed December 12, 2006 and incorporated herein by reference. The foregoing description of the terms and conditions of the amended promissory note is qualified in its entirety by, and made subject to, the more complete information set forth in the Amended Convertible Promissory Note filed as Exhibit 4.2 and incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including the risks described in our annual report on Form 10-K and other filings we make from time to time filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


ITEM 9.01               EXHIBITS.

EXHIBIT
NUMBER                              DESCRIPTION

4.1 Convertible Promissory Note between the Company and Dutchess Private Equities Fund, L.P., dated December 6, 2006 (included as Exhibit 4.29 to the Form 10-KSB filed December 12, 2006 and incorporated herein by reference).

4.2 Amended Convertible Promissory Note between the Company and Dutchess Private Equities Fund, L.P., dated March 5, 2008 (filed herewith).


                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          On The Go Healthcare, Inc.
                                          --------------------------
                                                (Registrant)

Date    March 6, 2008

                                               /s/ Stuart Turk
                                          --------------------------
                                                 (Signature)

                                           Name: Stuart Turk
                                          Title: Chief Executive Officer and
                                                 President

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